Exhibit 10.12

THIRD AMENDMENT TO OFFICE LEASE

This Third Amendment to Office Lease (this “Third Amendment”) is made and entered into by and between ASP, Inc., the managing partner of Boulder Tower Tenants in Common (“Landlord”), and HELMERICH & PAYNE, INC., a Delaware Corporation (the “Tenant”), effective on and as of the date on which Tenant executes this Third Amendment, as set forth on the signature page (the “Effective Date”).

W I T N E S SETH

WHEREAS, Landlord and Tenant previously entered into that certain Office Lease dated May 30, 2003, as amended by First Amendment to the Lease dated May 23, 2008 and Second Amendment to Lease dated December 13, 2011 (“Lease”), pursuant to which Landlord leases to Tenant certain premises totaling 168,868 rentable square feet in the building commonly known as Boulder Towers (the “Building”), located at 1437 South Boulder, Tulsa, Oklahoma 74119 (the “Existing Premises”); and

WHEREAS, Landlord and Tenant desire to expand the Premises, amend certain other terms of the Lease, and provide lease terms for the Fourth Amendment to Office Lease, all as more particularly provided hereinbelow;

NOW, THEREFORE, pursuant to the foregoing, and in consideration of the mutual covenants and agreements contained in the Lease and herein, the Lease is hereby modified and amended as set out below:

1.                                      Definitions.  All capitalized terms used herein shall have the same meaning as defined in the Lease, unless otherwise defined in this Third Amendment.  The recitals above are incorporated herein by reference.

2.                                      Expansion Space.  Landlord and Tenant hereby confirm, stipulate and agree that, effective October 1, 2012 (or at such earlier time as Tenant occupies the Sixth Floor Expansion Space), the Existing Premises shall be expanded to include an additional 4,709 contiguous rentable square feet of office space (the “Sixth Floor Expansion Space”) as described on Exhibit “A” attached hereto.  Except as otherwise provided in paragraph five of this Third Amendment, the term for the Sixth Floor Expansion Space shall expire on the later of March 31, 2015 or 30 days after substantial completion of Tenant improvements in the office space covered by the Fourth Amendment to Office Lease.  The Annual Rental for the Sixth Floor Expansion Space payable by Tenant under the Lease shall be as follows:

Square Footage	Price/RSF	Annual Rent	Monthly Installment
4,709	$12.00	$56,508.00	$4,709.00

Landlord shall deliver the Sixth Floor Expansion Space “AS IS” in its current condition except as follows:

On or before September 1, 2012, Landlord, at its sole cost, shall (i) replace all cracked window film on exterior windows and (ii) install “cool white” lamps in the space outlined in red on the attached Exhibit “A”.

Tenant may, at its sole cost, remodel any portion of the Sixth Floor Expansion Space other than the primary entrance and existing reception area, with Landlord’s written approval which shall not be unreasonably withheld.  With the Sixth Floor Expansion Space, the total rentable square feet of the

Leased Premises is 173,577 rentable square feet and the total rentable area of the Building is 521,802 rentable square feet.

3.                                      Parking.  With respect to the Sixth Floor Expansion Space, Landlord shall provide Tenant with fourteen (14) parking spaces, including two (2) reserved covered spaces in the attached parking structure and twelve (12) on a non-reserved basis on the existing surface lots.  After giving effect to the preceding sentence, Tenant shall have a total of four-hundred sixty-seven (467) parking spaces, which shall consist of one hundred twelve (112) reserved covered spaces in the attached parking structure and three hundred fifty-five (355) on a non-reserved basis on the existing surface lots. These spaces are free of charge. At the end of the lease term for the Sixth Floor Expansion Space the reserved parking spaces and the non-reserved parking spaces attributable thereto shall be surrendered along with the Sixth Floor Expansion Space.

4.                                      Tenant’s Share and Operating Expense Base. Tenant’s Share attributable to the Sixth Floor Expansion Space shall be 0.90%. Tenant’s Share attributable to the entire Leased Premises after the addition of the Sixth Floor Expansion Space shall be 33.26%; provided, however, with respect to the Sixth Floor Expansion Space, Tenant shall pay no Operating Expenses for calendar 2012.  The Operating Expense Base for the Sixth Floor Expansion Space shall mean the amount of Operating Expenses for the calendar year 2012.  The 5% cap on increases in Tenant’s Share attributable to the Sixth Floor Expansion Space as to increases in Operating Expenses, as set forth in Section 4.02(g) of the H&P Lease, shall be applicable to the Sixth Floor Expansion Space and Tenant’s Share shall be made in reference to the base amount established in 2013.

5.                                      Eighth Floor Space.  The parties hereto acknowledge that Suite 850 (west wing of eighth floor) of the Building, which contains 6,319 rentable square feet, is presently leased to another tenant (“Existing Tenant”) through July 31, 2014 (the “Eighth Floor Space”).  The Landlord and Tenant agree to cause their duly authorized representatives to execute the Fourth Amendment to Office Lease in form identical to Exhibit “B” on the later of August 1, 2014 or the date that the Existing Tenant vacates the Eighth Floor Space subject to the terms of this paragraph 5.  In the event the Existing Tenant holds over past July 31, 2014, Landlord shall use its best efforts to vacate the Existing Tenant from the Eighth Floor Space.  In the event Landlord is unable to vacate Existing Tenant from the Eighth Floor space by December 31, 2014, then Tenant shall have the continuing right thereafter, upon written notice, to terminate its obligation to lease the Eighth Floor Space, provided that such notice is received by Landlord prior to the vacation of Existing Tenant from the Eighth Floor Space.  If Tenant terminates its obligation to lease the Eighth Floor Space as described above, then Tenant shall have 60 days from the date of its termination notice to provide Landlord its written election to extend the term of this Third Amendment.

Notwithstanding anything to the contrary in this Third Amendment, Tenant shall have the right to provide Landlord its written election to extend the term of this Third Amendment conditional upon Landlord receiving such election on or before January 31, 2015.  In the event that Tenant elects to extend this Third Amendment as described in this paragraph 5, the (i) per square foot rent and lease term then applicable to the Existing Premises shall also apply to the Sixth Floor Expansion Space and (ii) Landlord will provide Tenant a $9.60 per square foot Tenant Improvement Allowance totaling $45,206.40 to reduce the cost of Tenant Improvements to be constructed in the Leased Premises (in the manner set forth in Exhibit “B” of the Lease).

6.                                      Authority. Each of Landlord and Tenant represents and warrants to the other that the execution, delivery and performance of this Third Amendment by such party is within the requisite power of such party, has been duly authorized and is not in contravention of the terms of such party’s organizational or governmental documents.

7.                                      Binding Effect. Each of Landlord and Tenant further represents and warrants to the other that this Third Amendment, when duly executed and delivered, will constitute a legal, valid, and binding obligation of Tenant, Landlord and all owners of the Building, fully enforceable in accordance with its respective terms, except as may be limited by bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization or similar laws affecting the rights of creditors generally and the availability of specific performance or other equitable remedies.

8.                                      Successors and Assigns.  This Third Amendment will be binding on the parties’ successors and assigns.

9.                                      Brokers.  Tenant warrants that it has had no dealings with any broker or agent other than CB Richard Ellis/Oklahoma (the “Broker”) in connection with the negotiation or execution of this Third Amendment.  Landlord shall indemnify and hold Tenant harmless from and against any cost, expense or liability for commissions or other compensation or charges of Broker.  Tenant agrees to indemnify Landlord and hold Landlord harmless from and against any and all costs, expenses or liability for commissions or other compensations or charges claimed to be owed by Tenant to any broker or agent, other than Broker, with respect to this Third Amendment or the transactions evidenced hereby.

10.                               Amendments.  With the exception of those terms and conditions specifically modified and amended herein, the Lease shall remain in full force and effect in accordance with all its terms and conditions. In the event of any conflict between the terms and provisions of this Third Amendment and the terms and provisions of the Lease, the terms and provisions of this Third Amendment shall supersede and control.

11.                               Counterparts.  This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one agreement. To facilitate execution of this Third Amendment, the parties may execute and exchange facsimile counterparts of the signature pages and facsimile counterparts shall serve as originals.

12.                               Disclosure.  Members of the Boulder Towers Tenants in Common are licensed real estate brokers in the State of Oklahoma and are affiliated with Commercial Realty, LLC dba CB Richard Ellis|Oklahoma; they are also partners in Boulder Towers Tenants in Common, the Landlord.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to be effective as of the day and year as set forth above.

LANDLORD:

By: ASP, Inc.

Managing Partner of
Boulder Towers Tenants in Common

By:
Name: William H. Mizener
Title: President
Date Executed:

Helmerich & Payne, Inc.

By:
Name: Steven R. Mackey
Title: Executive Vice President
Date Executed:

Exhibit “X”

[insert space diagram]

Suite 660, 6th Floor
4,709 Total RSF

Exhibit “B”

To Third Amendment to Office Lease

FOURTH AMENDMENT TO OFFICE LEASE

This Fourth Amendment to Office Lease (this “Fourth Amendment”) is made and entered into by and between ASP, Inc., the managing partner of Boulder Tower Tenants in Common (“Landlord”), and HELMERICH & PAYNE, INC., a Delaware Corporation (the “Tenant”), effective on and as of the date on which Tenant executes this Fourth Amendment, as set forth on the signature page (the “Effective Date”).

W I T N E S SETH

WHEREAS, Landlord and Tenant previously entered into that certain Office Lease dated May 30, 2003, as amended by that certain First Amendment to the Lease dated as of May 23, 2008 and Second Amendment to Lease dated December 13, 2011 (“Lease”); pursuant to which Landlord leases to Tenant certain premises totaling 168,868 rentable square feet in the building commonly known as Boulder Towers (the “Building”), located at 1437 South Boulder, Tulsa, Oklahoma 74119 (the “Existing Premises”); and

WHEREAS, Landlord and Tenant entered into a Third Amendment to Office Lease dated August of 2012 (“Third Amendment”) to which this Fourth Amendment to Office Lease (“Fourth Amendment”) was attached as Exhibit “B”.

WHEREAS, the Third Amendment terminated simultaneously with the Landlord and Tenant’s execution of this Fourth Amendment.

WHEREAS, Landlord and Tenant desire to expand the Premises, and amend certain other terms of the Lease, all as more particularly provided hereinbelow;

NOW, THEREFORE, pursuant to the foregoing, and in consideration of the mutual covenants and agreements contained in the Lease and herein, the Lease is hereby modified and amended as set out below:

1.                                      Definitions.  All capitalized terms used herein shall have the same meaning as defined in the Lease, unless otherwise defined in this Fourth Amendment.

2.                                      Expansion Space.  Landlord and Tenant hereby confirm, stipulate and agree that the Existing Premises shall be expanded as of the Term Commencement Date (“TCD”), to include an additional 6,319 rentable square feet of office space (the “Eighth Floor Expansion Space”) as described on Exhibit “A” attached hereto.

With such Eighth Floor Expansion Space, the total rentable square feet of the Leased Premises is 175,187 rentable square feet and the total rentable area of the Building is 521,802 rentable square feet.

3.                                      Tenant’s Share and Operating Expense Base. Tenant’s Share attributable to the Expansion Space shall be 1.21%. Tenant’s Share attributable to the entire Leased Premises after the addition on the TCD of the Expansion Space shall be 33.57%; provided however, with respect to the Expansion Space, Tenant shall pay no Operating Expenses for calendar 2014 or for that portion of calendar 2015 prior to the TCD.  The Operating Expense Base for the Expansion Space shall mean the amount of Operating Expenses for the calendar year 2015. From and after the TCD, the 5% cap on increases in Tenant’s Share attributable to the Expansion Space as to increases in Operating Expenses, as set for the in Section 4.02(g) of the H&P Lease, shall be applicable to the Expansion Space and Tenant’s Share shall be made in reference to the base amount established in 2015.

4.                                      Rent and Term.  The per square foot rental rate and lease term applicable to the Existing Premises on the TCD shall also apply to the Eighth Floor Expansion Space.  The Rent for the Eighth Floor Expansion Space shall commence on the earlier of Substantial Completion or ninety (90) days after Landlord delivers the space to Tenant.

5.                                      Tenant Improvement Allowance.  The Landlord shall provide Tenant a $10.66 per rentable square foot Tenant Improvement Allowance totaling $67,361.00 to reduce the cost of Tenant Improvements to be constructed in the Expansion Space (in the same manner as set forth in Exhibit B of the Lease), inclusive of demolition, above ceiling modification, preliminary space planning and construction documents and construction.  Landlord shall timely pay the cost of Tenant Improvements up to the amount of the Tenant Improvement Allowance.  In the event that the total cost of Tenant Improvements is less than the Tenant Improvement Allowance, then the balance shall be used by Tenant to improve any area of the Leased Premises as long as the improvements are completed within two (2) years from the TCD.  In the event that the total cost of Tenant Improvements is more than the Tenant Improvement Allowance, then Tenant shall pay such excess costs when such amounts become due and owing to the contractors.

6.                                      Parking.  With respect to the Expansion Space, the Landlord shall provide Tenant nineteen (19) parking spaces, including three (3) reserved covered spaces in the attached parking structure and sixteen (16) on a non-reserved basis on the existing surface lots. As of the TCD, Tenant shall have a total of four hundred seventy-two (472) parking spaces, which shall consist of one hundred thirteen (113) reserved covered spaces in the attached parking structure and three hundred fifty-nine (359) on a non-reserved basis on the existing surface lots. These spaces are free of charge.  Notwithstanding the foregoing, in the event Tenant elects to extend the term of the Sixth Floor Expansion Space as described in paragraph 5 of the Third Amendment to Office Lease, then Tenant shall possess a total of four hundred eighty-six (486) parking spaces, including one hundred fifteen (115) reserved covered spaces in the attached parking structure and three hundred seventy-one (371) on a non-reserved basis on the existing surface lots.

7.                                      Authority. Each of Landlord and Tenant represents and warrants to the other that the execution, delivery and performance of this Fourth Amendment by such party is within the requisite power of such party, has been duly authorized and is not in contravention the terms of such party’s organizational or governmental documents.

8.                                      Binding Effect. Each of Landlord and Tenant further represents and warrants to the other that this Fourth Amendment, when duly executed and delivered, will constitute a legal, valid, and binding obligation of Tenant, Landlord and all owners of the Building, fully enforceable in accordance with its respective terms, except as may be limited by bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization or similar laws affecting the rights of creditors generally and the availability of specific performance or other equitable remedies.

9.                                      Successors and Assigns.  This Fourth Amendment will be binding on the parties’ successors and assigns.

10.                               Brokers.  Tenant warrants that it has had no dealings with any broker or agent other than CB Richard Ellis/Oklahoma (the “Broker”) in connection with the negotiation or execution of this Fourth Amendment.  Landlord shall indemnify and hold Tenant harmless from and against any cost, expenses or liability for commissions or other compensation or charges of Broker.  Tenant agrees to indemnify Landlord and hold Landlord harmless from and against any and all costs, expenses or liability for commissions or other compensations or charges claimed to be owed by Tenant to any broker or agent, other than Broker, with respect to this Fourth Amendment or the transactions evidenced hereby.

11.                               Amendments.  With the exception of those terms and conditions specifically modified and amended herein, the Lease shall remain in full force and effect in accordance with all its terms and conditions. In the event of any conflict between the terms and provisions of this Fourth Amendment and the terms and provisions of the Lease, the terms and provisions of this Fourth Amendment shall supersede and control.

12.                               Counterparts.  This Fourth Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one agreement. To facilitate execution of this Fourth Amendment, the parties may execute and exchange facsimile counterparts of the signature pages and facsimile counterparts shall serve as originals.

13.                               Disclosure.  Members of the Boulder Towers Tenants in Common are licensed real estate brokers in the State of Oklahoma and are affiliated with Commercial Realty, LLC dba CB Richard Ellis|Oklahoma; they are also partners in Boulder Towers Tenants in Common, the Landlord.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment to be effective as of the day and year as set forth above.

LANDLORD:

By: ASP, Inc.

Managing Partner of
Boulder Towers Tenants in Common

By:
Name: William H. Mizener
Title: President
Date Executed:

Helmerich & Payne, Inc.

By:
Name: Steven R. Mackey
Title: Executive Vice President
Date Executed: